SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K
                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported)
                      March 26, 1999

                     XEROX CORPORATION
   (Exact name of registrant as specified in its charter)

 New York              1-4471                16-0468020
 (State or other       (Commission File      (IRS Employer
 jurisdiction of       Number)               Identification
 incorporation)                              No.)

                   800 Long Ridge Road
                     P. O. Box 1600
            Stamford, Connecticut  06904-1600
    (Address of principal executive offices)(Zip Code)

    Registrant's telephone number, including area code:
                      (203) 968-3000

             This document consists of 76 pages.



Item 5.  Other Events

Reference is made to the information regarding the lawsuits commenced by former employees of Crum & Forster Holdings, Inc. contained under Note 15 "Litigation" on page 58 of Registrant's 1998 Annual Report to Shareholders. In the action pending in the United States District Court for the Western District of Texas plaintiffs' amended motion for class certification was denied by the Court on March 26, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

     Exhibit 1(c)      --Form of Selling Agency Agreement
     Exhibit 4(c)(12)  --Form of Medium-Term Note

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

                                         XEROX CORPORATION

                                             /s/ MARTIN S. WAGNER
                                         --------------------------------
                                         By: MARTIN S. WAGNER
                                             Assistant Secretary

Dated: April 5, 1999

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